UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2010

SIFCO Industries, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-5978	34-0553950
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

970 East 64th Street, Cleveland Ohio		44103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 881-8600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchanged Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01	Completion of Acquisition or Disposal of Assets

As previously reported in its Current Report on Form 8-K filed on December 14, 2010, SIFCO Industries, Inc. (“SIFCO”) announced that it completed the acquisition of the forging business and substantially all related operating assets from T&W Forge, Inc. (“TWF”). This Current Report on Form 8-K/A is being filed to provide certain audited financial statements and certain unaudited pro forma information required by Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Attached hereto as Exhibit 99.2 are the audited financial statements of TWF for its fiscal year ended October 31, 2009 and 2008, including Independent Auditor’s Report; Balance Sheets as of October 31, 2009 and 2008; Statements of Operations for the years ended October 31, 2009 and 2008; Statement of Changes in Shareholders’ Equity for the years ended October 31, 2009 and 2008; Statements of Cash Flows for the years ended October 31, 2009 and 2008; and Notes to Financial Statements.

Attached hereto as Exhibit 99.3 are the unaudited interim financial statements of TWF for its fiscal year ended October 31, 2010, including Condensed Balance Sheet as of October 31, 2010 and the Condensed Statement of Operations for the year ended October 31, 2010, Condensed Statement of Changes in Shareholders’ Equity for the years ended October 31, 2010; Condensed Statements of Cash Flows for the year ended October 31, 2010; and Notes to Condensed Financial Statements.

(b) Pro Forma Financial Statements

Attached hereto as Exhibit 99.4 are the Unaudited Pro Forma Combined Statements of Operations for SIFCO and TWF for the years ended September 30, 2010 and October 31, 2010, respectively, and for the three month period ended December 31, 2010.

(d) Exhibits - the following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit	Description

4.23 *	Credit and Security Agreement among Fifth Third Bank and SIFCO Industries, Inc. (and subsidiaries) dated December 10, 2010

10.14 *	Asset Purchase Agreement between T&W Forge, Inc and TWF Acquisition, LLC (a wholly-owned subsidiary of SIFCO Industries Inc.) dated December 10, 2010

99.1*	Press Release dated December 14, 2010 - SIFCO Industries, Inc. announces the acquisition of the forging business and related assets of T&W Forge, Inc.

99.2	Audited Financial Statements of T&W Forge, Inc. as of and for the years ended October 31, 2009 and 2008

99.3	Unaudited Interim Financial Statements of T&W Forge, Inc. as of and for the year ended October 31, 2010

99.4	Unaudited Pro Forma Combined Statements of Operations for SIFCO Industries, Inc. and T&W Forge, Inc. for the years ended September 30, 2010 and October 31, 2010, respectively, and for the three month period ended December 31, 2010

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIFCO Industries, Inc.
(Registrant)

Date: February 11, 2011	/s/ Frank A. Cappello
Frank A. Cappello
Vice President – Finance and Chief Financial Officer
(Principal Financial Officer)